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                                                                October 22, 2001


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Champps Entertainment, Inc. This year's meeting will be held on Wednesday, December 5, 2001 at 9:00 a.m., local time, at the Harvard Club of New York, 27 West 44th St., New York, New York.

         The attached proxy statement, with formal notice of the meeting on the first page, describes the matters we expect to act upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of Champps Entertainment, Inc. by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting we will review our operations, report on 2001 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.

         Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

         We look forward to seeing you at the meeting.

                                   Sincerely,



                                   William H. Baumhauer
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                           CHAMPPS ENTERTAINMENT, INC.

                                5619 DTC Parkway
                                   Suite 1000
                            Englewood, Colorado 80111


                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 2001

                               -------------------


     The 2001 annual meeting of stockholders of Champps Entertainment, Inc. (formerly Unique Casual Restaurants, Inc.) will be held on Wednesday, December 5, 2001 at 9:00 a.m., local time, at the Harvard Club of New York, 27 West 44th St., New York, New York. At the meeting, stockholders will vote upon the following proposals:

     1. To elect two Class II  directors,  each to serve for a three-year  term;
and

     2. To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements of the meeting.

     You may vote if you are a stockholder of record as of the close of business on October 12, 2001. If you do not plan to attend the meeting and vote your common shares in person, please vote in the following way:

o Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

     Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                    By Order of the Board of Directors


                                    Donna L. Depoian, Esq.
                                    Secretary


October 22, 2001

                                TABLE OF CONTENTS
                                                                            Page



PROXY STATEMENT................................................................1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.................................1
   What is the purpose of the annual meeting?..................................1
    Who is entitled to vote?...................................................1
      Can I attend the meeting?................................................1
      What constitutes a quorum?...............................................1
      How do I vote?...........................................................2
      Will other matters be voted on at the annual meeting?....................2
      Can I revoke my proxy instructions?......................................2
      What other information should I review before voting?....................2

PROPOSAL 1:  ELECTION OF DIRECTORS.............................................3
   Introduction................................................................3
      Vote Required............................................................3
      Recommendation...........................................................3
      Information Regarding the Nominees, Other Directors and Executive
        Officers...............................................................3
      The Board of Directors and Its Committees................................4

PRINCIPAL AND MANAGEMENT STOCKHOLDERS..........................................5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS...............................8
   Director Compensation.......................................................8
      Executive Compensation...................................................8
      Employment and Termination Agreements...................................10
      Indemnification Agreements..............................................11
      Stock Performance Graph.................................................11
      Compensation Committee Report...........................................12
      Compensation Committee Interlocks.......................................14
      Audit Committee Report..................................................15

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934..........15

AUDITORS......................................................................16

EXPENSES OF SOLICITATION......................................................16

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING.................................16

OTHER MATTERS.................................................................17

                           CHAMPPS ENTERTAINMENT, INC.

                                5619 DTC Parkway
                                   Suite 1000
                            Englewood, Colorado 80111

                               -------------------

                                 PROXY STATEMENT

                               -------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Champps Entertainment, Inc. (formerly Unique Casual Restaurants, Inc., "Champps" or "the Company") for use at the 2001 annual meeting of stockholders of Champps to be held on Wednesday, December 5, 2001 at 9:00 a.m., local time, at the Harvard Club of New York, 27 West 44th St., New York, New York, and at any adjournments or postponements thereof.

         Champps' principal executive office is located at 5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111. The telephone number at Champps' principal executive office is (303) 804-1333.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

         At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of directors.

Who is entitled to vote?

         If our records show that you are a stockholder as of the close of business on October 12, 2001, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

         All stockholders of record of Champps' shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver's license or passport.

What constitutes a quorum?

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 12,060,025 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and the brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder

         If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by Champps.

Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank

         If your common shares are held by a broker, bank or other nominee (i.e, in "street name"), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

Vote by Mail

         If you would like to vote by mail, mark your proxy card, sign and date it, and return it to American Stock Transfer and Trust Company in the postage-paid envelope provided.

Vote in Person

         If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

Will other matters be voted on at the annual meeting?

         We are not aware now of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

       You may revoke your proxy at any time before it has been exercised by:

       o filing a written revocation with the Secretary of Champps at the address set forth below;

       o  filing a duly executed proxy bearing a later date; or

       o  appearing in person and voting by ballot at the annual meeting.

Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

         For your review, our fiscal 2001 annual report, including financial statements for the fiscal year ended July 1, 2001, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements, may be obtained without charge by writing to Chief Executive Officer of Champps, William H. Baumhauer, at the following address: Champps Entertainment, Inc., 5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111, Attn: Karyn Cassidy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

         Our Board of Directors currently consists of six members who are divided into three classes. At the annual meeting, two Class II directors will be elected to serve until the 2004 annual meeting, or until their respective successors are duly elected and qualified.

         Our Board of Directors has nominated William H. Baumhauer and Nathaniel Rothschild to serve as the Class II directors. Both nominees are currently serving as directors of Champps. Our Board of Directors anticipates that the nominees will serve, if elected, as directors. However, if any persons nominated by our Board of Directors are unable to accept election, the proxies will be voted for the election of such other person or persons as our Board of Directors may recommend. Our Board of Directors considers nominees for election to our Board of Directors recommended by stockholders of record, if such stockholders submit the nominations in compliance with the requirements of our by-laws.

Vote Required

         Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as "yes votes;" votes that are withheld from the nominees will be excluded entirely from the vote and will have no effect.

Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITS NOMINEES, WILLIAM H. BAUMHAUER AND NATHANIEL ROTHSCHILD. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN. ---

Information Regarding the Nominees, Other Directors and Executive Officers

         The following biographical descriptions set forth certain information with respect to the two nominees for re-election as Class II directors at the annual meeting, each director who is not up for election and the executive officers who are not directors, based on information furnished to Champps by each director and executive officer. The following information is correct as of September 22, 2001.

Nominees for Election as Directors - Term Expiring 2003

         William H. Baumhauer. Mr. William H. Baumhauer has served as a director and Chairman of the Board of Directors since August 23, 1999, and as President and Chief Executive Officer of Champps since June 24, 1999. Mr. Baumhauer also held these positions with Champps or its predecessors from September 1988 until July 24, 1998, when he left Champps to serve as President and Chief Operating Officer of Planet Hollywood International, Inc., a position he held until his return to Champps on June 24, 1999. He served Fuddruckers, Inc. as Chairman of the Board, President and Chief Executive Officer between March 1985 and the merger of Fuddruckers, Inc. with DAKA International, Inc. ("DAKA") in 1988. He is 53 years old.

         Nathaniel Rothschild. Mr. Rothschild has been President of Atticus Capital, L.L.C., a private investment management company, since January 2000, and a member since March 1996. Since April 2000, Mr. Rothschild has been serving as the Chairman and Director of Groupe Andre, S.A. From April of 1997 to January of 1999, Mr. Rothschild was a Vice President at Atticus Management (Bermuda) Ltd. From March 1995 to March 1996, Mr. Rothschild was a Financial Analyst with Gleacher & Co. and prior to that time he was a Financial Analyst with Lazard Brothers & Co. Ltd. in London. He is 30 years old.

Incumbent Directors - Term Expiring 2002

         Stephen F. Edwards. Mr. Edwards was appointed to the Board of Directors on May 23, 2001 to fill a newly created vacancy on the Board. He has served as the Managing Director of Bruckman, Rosser, Sherrill & Co., a private equity investment firm specializing in the food services industry, since February 1995. Mr. Edwards also serves a director of Town Sports International, Inc., Anvil Holdings, Inc., O'Sullivan Industries, Inc., Au Bon Pain, Inc. and Unwired, PLC. He is 38 years old.

         Alan D. Schwartz. Mr. Schwartz has served as a director of Champps or its predecessors since September 1988, and served as a director of Fuddruckers, Inc. from September 1984 until its merger with DAKA in 1988. Mr. Schwartz is Senior Managing Director--Corporate Finance of Bear, Stearns & Co., Inc., and a director of its parent, The Bear Stearns Companies, Inc. He has been associated with such investment banking firms since 1976. Mr. Schwartz is also a director of Young & Rubicam, Inc., Atwood Richards, Inc., St. Vincent's Services, the American Foundation for AIDS Research, the New York Blood Center and NYU Medical Center and a member of the Board of Visitors of the Fuqua School of Business at Duke University. He is 51 years old.

Incumbent Directors - Term Expiring 2003

         Timothy R. Barakett. Mr. Barakett has been the Chairman and Managing Member of Atticus Capital, L.L.C., a private investment management company, since October 1995. From June 1993 until March 1995, Mr. Barakett was a Managing Director and General Partner at Junction Advisors Inc., a private investment management company. Mr. Barakett also serves as a director of RIT Capital Partners, PLC and as a director of Groupe Andre, S.A. He is 36 years old.

         James Goodwin. Mr. Goodwin is the Chairman and Managing Member of Half Moon Capital Management, LLC and has been a private investor since 1998. From 1990 until February 1998, Mr. Goodwin was a Managing Director at Gleacher Natwest, Inc., an investment banking company. Mr. Goodwin also serves as a director of Kiewit Materials Company. He is 45 years old.

The Board of Directors and Its Committees

Board of Directors

         Champps is managed by a six member Board of Directors, a majority of whom are independent of our management. Our Board of Directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. Our Board of Directors is composed of two Class I directors (Messrs. Barakett and Goodwin), two Class II directors (Messrs. Baumhauer and Rothschild) and two Class III directors (Messrs. Schwartz and Edwards). The terms of the Class III and Class I directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2002 and 2003, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

         Our Board of Directors met six times in fiscal 2001. Each of the directors attended 75% or more of the aggregate of (a) the total number of meetings of the Board of Directors during fiscal year 2001, and (b) the total number of meetings held by all committees of the Board of Directors on which such director served during fiscal year 2001.

Audit Committee

         Our Board of Directors has established an Audit Committee currently consisting of Messrs. Barakett, Goodwin and Edwards. The Audit Committee acts pursuant to a Charter (attached hereto as Exhibit A), which was adopted by our Board of Directors on March 8, 2000. The Audit Committee's duties include overseeing the internal accounting controls and reviewing the financial statements of Champps. The Audit Committee also makes recommendations concerning the engagement of independent public accountants and communicates with Champps' independent auditors on matters of auditing and accounting. The Audit Committee met four times during fiscal 2001.

         Each of the Audit Committee members is "independent," as defined in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers, Inc., with the exception of Mr. Barakett, who, due to his employment and compensation relationship with Atticus Capital, L.L.C. and its affiliated entities, one or more of which may be deemed to be an affiliate of Champps, serves as a non-independent director on the Audit Committee. Mr. Barakett was elected to serve on our Board of Directors on March 4, 1999, and was appointed to serve on the Audit Committee at the March 17, 1999 meeting of our Board of Directors. On May 23, 2001, our Board of Directors determined that because of Mr. Barakett's extensive financial expertise, his tenure and experience on the Audit Committee, and his intimate knowledge of Champps' business activities as they relate to the Audit Committee's responsibilities, his continued service on the Audit Committee is in the best interests of Champps and its stockholders, and complies with the conditions set forth in the NASD independence rules allowing one non-independent director to serve on the Audit Committee in exceptional and limited circumstances.

Compensation Committee

         Our Board of Directors has established a Compensation Committee consisting of Messrs. Barakett, Goodwin, Rothschild and Schwartz. The Compensation Committee exercises all powers of our Board of Directors in connection with officer and employee compensation matters, including administering Champps' 1997 Stock Option and Incentive Plan and the 1997 Stock Purchase Plan. The Compensation Committee also has authority to grant awards under the 1997 Stock Option and Incentive Plan. The Compensation Committee met one time during fiscal 2001.

Nominating Committee

         Our Board of Directors has established a Nominating Committee consisting of Messrs. Barakett, Goodwin, Rothschild and Schwartz. This Nominating Committee was established after the end of fiscal year 2001. Prior to such time the function of the Nominating Committee was performed by the full Board of Directors at meetings of the full Board.

         Our Board of Directors may from time to time establish other special or standing committees to facilitate the management of Champps or to discharge specific duties delegated to the committee by the full Board of Directors.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table shows the amount of Common Stock of Champps beneficially owned as of August 3, 2001 by:

o        each director;
o the Chairman of the Board, Chief Executive Officer and the three most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended July 1, 2001 (the "Named Executives");
o all directors and executive officers of Champps as a group; and o each person known by Champps to hold more than 5% of our outstanding Common Stock.

         Beneficial ownership of Common Stock includes shares that are individually or jointly owned, as well as shares of which the individual has sole or shared investment or voting authority. Beneficial ownership of Common Stock also includes shares which could be purchased by the exercise of options at or within 60 days of August 3, 2001. The amounts set forth in the table as beneficially owned include shares owned, if any, by spouses and relatives living in the same home, as to which beneficial ownership may be disclaimed as set forth in the notes following the table.

                                                             Amount and Nature
                                                              of Beneficial     Percent Of
Name and Address of Beneficial Owner                            Ownership        Class(1)

Directors and Executive Officers

William H. Baumhauer(2)..............................           446,073  (3)        3.62%
Timothy R. Barakett(4)...............................         3,357,006  (5)       27.81%
Stephen F. Edwards(6)................................                 0                 *
James Goodwin(4).....................................                 0  (7)            *
Nathaniel Rothschild(4)..............................            10,000  (8)            *
Alan D. Schwartz(2)..................................            72,380  (9)            *
Donna L. Depoian(2)..................................            28,490 (10)            *
Frederick J. Dreibholz(2)............................            20,559 (11)            *
Donnie N. Lamb(2)....................................            36,244 (12)            *

5% Holders

Dimensional Fund Advisors Inc.(13)...................           701,630 (14)        5.82%
Franklin Advisory Services, LLC(15)..................         1,000,000 (16)        8.29%
Gilder, Gagnon, Howe & Co. LLC(17)...................           983,075 (18)        8.15%

All directors and executive officers                          3,970,752 (19)       31.90%
  as a group (7 persons).............................

* Less than 1%
---------------------

(1) In calculating the Percent of Class for each holder, the total number of shares of Common Stock outstanding assumes that the holder has exercised all of its exercisable options or its options that become exercisable within 60 days of August 3, 2001 and acquired the underlying shares of Common Stock.

(2) The address of the beneficial owner is c/o Champps Entertainment, Inc., 5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111.

(3) Includes 259,000 shares of Common Stock issuable on the exercise of currently exercisable stock options. Excludes 750,000 shares of Common Stock issuable on the exercise of currently unexercisable stock options which will vest on December 24, 2001.

(4) The address of the beneficial owner is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(5) Includes 10,000 shares of Common Stock issuable on the exercise of stock options held by Mr. Barakett. Mr. Barakett is the Managing Member of Atticus Holdings LLC, a Delaware limited liability company, the Chairman and Chief Executive Officer of Atticus Management, Ltd., an international business company organized under the laws of the British Virgin Islands, and the Chairman and Managing Member of Atticus Capital, L.L.C., a Delaware limited liability company (collectively, the "Atticus Entities"). The
     Atticus Entities act as advisers for various funds (the "Funds") and managed accounts (the "Accounts"). Based on his relationship with the Funds and Accounts, Mr. Barakett is deemed to be a beneficial owner of the Common Stock owned by the Funds and Accounts.

(6) The address if the beneficial owner is c/o Bruckmann, Rosser, Sherrill & Co., Inc., 126 E. 56th Street, 29th Floor, New York, NY 10022.

(7) Excludes 10,000 shares of Common Stock issuable on the exercise of stock options held by the Gordon Tang Goodwin Trust of which Mr. Goodwin is a trustee. Mr. Goodwin disclaims beneficial ownership of shares owned by this trust. In connection with Mr. Goodwin's appointment to the Board of Directors in March 1999, Atticus Capital, L.L.C. entered into an agreement with Mr. Goodwin, which provides that Atticus Capital, L.L.C. will pay to Mr. Goodwin an amount equal to five percent of the proceeds above $4.875 per share of Common Stock realized by Atticus Partners, L.P., Atticus Qualified Partners, L.P. and Atticus International, Ltd. upon the sale or disposition of certain shares of the Common Stock beneficially owned by them. In addition, Atticus Partners, L.P. agreed to indemnify Mr. Goodwin against any and all losses, claims, liabilities and expenses in connection with serving as a member of Champps' Board of Directors. Mr. Goodwin does not have or share the power to vote or the power to dispose of any shares of Common Stock beneficially owned by the Funds or Accounts and, therefore, disclaims beneficial ownership of any of the shares of Common Stock owned by the Funds or Accounts.

(8) Includes 10,000 shares of Common Stock issuable on the exercise of stock options held by Mr. Rothschild. Mr. Rothschild does not have or share the power to vote or the power to dispose of any shares of Common Stock beneficially owned by the Funds or Accounts and, therefore, disclaims beneficial ownership of any of the shares of Common Stock owned by the Funds or Accounts.

(9) Includes 21,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Schwartz.

(10) Includes 25,300 shares of Common Stock issuable upon the exercise of stock options held by Ms. Depoian.

(11) Includes 16,666 shares of Common Stock issuable upon the exercise of stock options held by Mr. Dreibholz.

(12) Includes 33,666 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lamb. Includes 2,527 shares of Common Stock Mr. Lamb owns jointly with his wife.

(13) The address of the beneficial owner is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(14) This information is stated on a Schedule 13G, dated February 2, 2001, filed by Dimensional Fund Advisors.

(15) The address of the beneficial owner is 777 Mariners Island Blvd., 6th Floor, San Mateo, CA 94404.

(16) This information is based on a Schedule 13G/A, dated January 26, 2001, filed by Franklin Resources, Inc. with the SEC. Franklin Advisory Services, LLC may be deemed to be a beneficial owner of 10,000,000 shares of Common Stock held by Franklin Resources, Inc. Charles B. Johnson and Rupert H. Johnson each may be deemed to be beneficial owners of securities held by Franklin Resources, Inc. and, therefore, each disclaims beneficial ownership of any of the 10,000,000 shares of Common Stock held by them collectively.

(17) The address of the beneficial owner is 1775 Broadway, 26th Floor, New York, NY 10019.

(18) This information is based on information posted on www.Nasdaq-online.com as of October 10, 2001.

(19) Includes 385,632 shares of Common Stock issuable upon the exercise of stock options.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

         In fiscal year 2001, non-employee directors received an annual grant of options to acquire 5,000 shares of Common Stock at an exercise price at least equal to the fair market value of the Common Stock as of the date of grant.

Executive Compensation

Summary Compensation Table

         The following table provides information as to compensation paid by Champps for fiscal years 1999, 2000 and 2001 to the Chief Executive Officer and the Named Executives.




                                              Annual Compensation
                                              -------------------                                 Long-Term
                                                                                                 Compensation
Name and                                                                    Other Annual        Awards Options/      All Other
Principal Position               Year      Salary         Bonus             Compensation            SARs(1)         Compensation
------------------               ----      ------         -----             ------------        ---------------     ------------

William H. Baumhauer(2)......    2001      $  400,010     $100,000(3)       $       0                    0         $         0
  Chairman, President and        2000      $  400,010     $       0         $       0 (4)          750,000  (5)    $   140,939(6)
  Chief Executive Officer....    1999      $   58,950     $       0         $       0                    0  (7)    $         0(7)
Donna L. Depoian(8) ........     2001      $  120,000     $  10,000         $       0               12,000         $         0
  Vice President, General        2000      $  124,615     $  20,000         $       0                5,000         $         0
  Counsel and Secretary......    1999      $  120,000     $       0         $       0               20,000         $   120,000(9)
Frederick J. Dreibholz(10)...    2001      $  130,000     $  15,000         $       0               25,000         $         0
  Chief Financial Officer....    2000      $   90,000     $  30,000         $       0               25,000         $     6,900(11)
                                 1999      $        0     $       0         $       0                    0         $         0
Donnie N. Lamb(12)...........    2001      $  145,000     $  20,000         $       0               30,000         $         0
  Vice President of              2000      $  145,961     $  56,950         $       0               25,000         $    25,696(11)
  Operations.................    1999      $   99,036     $  13,175         $       0                5,000         $         0

-------------

(1) Represents the number of options to acquire Common Stock granted during the applicable fiscal year.

(2) Mr. Baumhauer resigned as President and Chief Executive Officer of Champps in June 1998, and returned to Champps as President and Chief Executive Officer effective June 24, 1999. He was elected a director of Champps and appointed Chairman of the Board of Directors in August 1999.

(3) Mr. Baumhauer's bonus was approved at a Compensation Committee meeting on October 11, 2001.

(4) Does not include the extension of Mr. Baumhauer's options to acquire 1,009,000 shares of Common Stock, effective September 28, 2000, at exercise prices ranging from $4.00 per share to $6.31 per share from June 30, 2001 until June 30, 2003.

(5) On September 28, 2000, the Company extended the expiration date of 1,009,000 options to purchase shares of the Company's Common Stock granted in fiscal 2000 from June 30, 2001 to June 30, 2003. Of the options extended, 750,000 granted in fiscal 2000 had an exercise price of $4.00, which though in excess of the fair market value of the Common Stock on the original grant date, July 1, 1999, was below the fair market value of the Common Stock on the date the options were extended ($4.625). The vesting date of these options was extended from December 24, 2000 to December 24, 2001 in connection with the options' extension. As a result of these changes to the options' terms, the Company recorded $468,000, in the aggregate, of non-cash compensation expense in fiscal 2001 and fiscal 2002.

(6)  Includes $133,739 reimbursed for relocation expenses.

(7) Does not include the extension until June 30, 1999, upon Mr. Baumhauer's resignation from Champps in July 1998, of the termination date of options to acquire 437,000 shares of Common Stock at exercise prices ranging from $1.21 per share to $6.31 per share (including options to acquire 187,500 shares of Common Stock at an exercise price of $6.31 per share that were not vested at the time of Mr. Baumhauer's resignation from Champps on July 24, 1998, and that would have terminated on such date unless exercised). The termination date of these options was further extended until June 30, 2001, upon Mr. Baumhauer's return to Champps on June 24, 1999. Champps recorded $1,243,000 of non-cash compensation expense in fiscal year 1999 on account of these changes to the options' terms.

(8) Donna L. Depoian has served as Vice President, General Counsel and Secretary of the Company since May 1998. She served as Acting General Counsel and Assistant Secretary from February 1998 to May 1998 and as Corporate Counsel and Assistant Secretary from July 1997 to February 1998. Ms. Depoian also served as Corporate Counsel and Assistant Secretary for DAKA from April 1994 to July 1997. She is 41 years old.

(9) Represents a cash payment made to Ms. Depoian upon the consummation of the sale of Fuddruckers in consideration of her role in completing the sale.

(10) Mr. Dreibholz has served as Chief Financial Officer and Treasurer of the Company since October 1999. He is 46 years old.

(11) Represents reimbursed relocation expense.

(12) Mr. Lamb has served as Vice President of Operations for Champps since August 1999. He served for two months as Vice President of Operations of Champps Operating Company, Inc. (formally known as Champps Entertainment, Inc., the "Subsidiary") and for the three years prior to that time he served as the Director of Operations of the Subsidiary. He is 48 years old.

Option Grants in Fiscal Year 2001

         The following table provides certain information with respect to stock options granted by Champps during fiscal year 2001 to the Chief Executive Officer and the Named Executives.


                                                                                                  Potential Realizable
                                                % of Total                                       Value At Assumed Annual
                                                  Options                                         Rates of Stock Price
                                                 Granted to                                      Appreciation for Option
                                                 Employees       Exercise                                 Term (1)
                                Options          in Fiscal       Price Per        Expiration
Name                            Granted             Year          Share             Date             5%            10%
-----------                    -----------     -------------    -----------     -------------    -------------------------


William H. Baumhauer                  0                0%       $     --            --           $       --    $       --
Donna L. Depoian                 12,000             6.50%       $    5.75         8/25/10        $   43,394    $  109,968
Frederick J. Dreibholz           25,000            13.53%       $    5.75         8/25/10        $   90,404    $  229,100
Donnie N. Lamb                   30,000            16.24%       $    5.75         8/25/10        $  108,484    $  274,920

---------------

(1) Potential Realizable Value is the value of the granted options, based on the assumed annual growth rates of the share price shown during their 10-year option term. For example, a 5% growth rate, compounded annually, for Ms. Depoian's, Mr. Dreibholz's and Mr. Lamb's grants result in a share price of $9.37 per share, and a 10% growth rate, compounded annually, result in a share price of $14.91 per share. These potential realizable values are listed to comply with the regulations of the SEC, and the Company cannot predict whether these values will be achieved. Actual gains, if any, on Stock Option exercises are dependent on the actual future performance of the Common Stock.

Aggregate Option Exercises in Fiscal Year 2001 and Year-End Option Values

         William H. Baumhauer and Donna L. Depoian were the only Named Executives to exercise stock options during fiscal year 2001. The following table sets forth the number of shares of Common Stock covered by the stock options held by the Chief Executive Officer and the Named Executives as of the end of fiscal year 2001. The value of unexercised in-the-money options is based on the closing price of the Common Stock as reported by NASDAQ on June 29, 2001, minus the exercise price, multiplied by the number of shares underlying the options.

                                                                                                    Value of Outstanding
                                Shares                            Number of Beneficial              In-the-Money options
                               Acquired          Value         Options at Fiscal Year-End            at Fiscal Year-End
Name                          On Exercise      Realized       Exercisable    Unexercisable     Exercisable     Unexercisable
----                          -----------      --------       -----------    -------------     -----------     -------------

William H. Baumhauer            178,000     $  475,728 (1)      259,000         750,000         $ 1,008,510    $  4,612,500
Donna L. Depoian                  5,000     $   20,315           21,300          12,000         $    76,840    $     52,800
Frederick J. Dreibholz                0     $        0            8,333          41,667         $    51,247    $    212,502
Donnie N. Lamb                        0     $        0           15,333          46,667         $    84,358    $    234,502

---------------

(1) The aggregate exercise price of $347,522 was funded through a secured loan of approximately $550,000 by the Company to Mr. Baumhauer, with the balance of the loan being used to fund Mr. Baumhauer's income tax liability incurred upon the exercise of these options, which was based on the difference between the option exercise price and the value of the underlying shares of Common Stock on the date of exercise. This loan is secured by the Common Stock acquired upon the exercise of the options and is a full recourse personal liability of Mr. Baumhauer, accruing interest at the rate of 9% per annum, payable at maturity on September 30, 2003.

Employment and Termination Agreements

William H. Baumhauer Employment Agreement

         On June 24, 1999, Champps entered into a two-year employment contract with Mr. Baumhauer. The agreement provides for a base salary of $400,000 per year. The agreement further provides that, in the event Champps terminates Mr. Baumhauer's employment without "Cause" (as defined below), or Mr. Baumhauer terminates his employment for "Good Reason" (as defined below), Champps shall continue to pay Mr. Baumhauer's base salary through the term of the agreement as described above. "Good Reason" is defined as: (i) any assignment to Mr. Baumhauer of any duties other than those contemplated by or any limitation of the powers of Mr. Baumhauer in any respect not contemplated by the agreement;
(ii) removal of Mr. Baumhauer from or failure to re-elect or elect Mr. Baumhauer to the positions of President and Chief Executive Officer of Champps except in connection with termination of employee's employment for cause or (iii) a reduction in Mr. Baumhauer's rate of compensation. "Cause" is defined as: (i) theft or fraud from Champps; (ii) Mr. Baumhauer's conviction of or pleading guilty or no contest to a felony; (iii) violation of terms and conditions of his employment; (iv) his willful disregard or neglect in the duties required to be performed under the agreement or (v) his willful and demonstrated unwillingness to prosecute and perform such duties to the extent deemed reasonably necessary and advisable and which duties encompass the duties reasonably required of a President and Chief Executive Officer of a restaurant company. The agreement grants Mr. Baumhauer certain rights in the event of a sale of Champps that would cause a termination of his employment. These rights include a payment on account of Mr. Baumhauer's stock options if the amount of salary paid to him plus gross proceeds received by him, net of any cash exercise price paid, upon the exercise or other disposition of stock options is less than $1,200,000. Mr. Baumhauer was granted, pursuant to the agreement, options to acquire 750,000 shares of Common Stock at an exercise price of $4.00 per share, which were originally going to vest on December 24, 2000, or earlier, if Mr. Baumhauer's employment was terminated by Champps without Cause or by Mr. Baumhauer with Good Reason, or if Champps was sold. In addition, all stock options held by Mr. Baumhauer and fully vested as of June 24, 1999 were extended until June 30, 2001. On September 28, 2000, Champps amended Mr. Baumhauer's employment contract to modify certain terms of his employment, including extending the term of the employment contract though June 30, 2003, extending the expiration date of the options to purchase 1,009,000 shares of Common Stock then held by Mr. Baumhauer from June 30, 2001 to June 30, 2003 and extending the vesting date of unvested options to purchase 750,000 shares of Common Stock from December 24, 2000 to December 24, 2001. The amended employment contract provides for a review of Mr. Baumhauer's base salary on a yearly basis by the Board of Directors and a loan of $550,000, bearing interest at 9%, to Mr. Baumhauer, the proceeds of which were used to exercise options to purchase 178,000 shares of Common Stock and pay related tax liabilities. This loan is evidenced by a promissory note in favor of Champps and secured by a pledge of the purchased stock.

Donna L. Depoian Employment Agreement

         Effective as of February 26, 1999, Champps entered into an employment agreement with Donna L. Depoian to serve as Vice President, General Counsel and Secretary of Champps. The agreement provides for an initial term of one year and for successive one-year renewals thereafter. Under the agreement, Ms. Depoian receives an annual base salary of $120,000, subject to adjustment at the discretion of the Board of Directors. The agreement further provides that, in the event Champps terminates Ms. Depoian's employment without "Cause" (as defined below) or Ms. Depoian terminates her employment for "Good Reason" (as defined below), Champps shall pay Ms. Depoian an amount equal to Ms. Depoian's cash compensation for one year. "Good Reason" is defined in the agreement as:
(i) an assignment to Ms. Depoian of duties other than those contemplated by the agreement, or a limitation on the powers of Ms. Depoian not contemplated by the agreement; (ii) the removal of Ms. Depoian from or failure to elect Ms. Depoian to her named position, including the position of Vice President, General Counsel and Secretary of Champps or (iii) a reduction in Ms. Depoian's rate of compensation or level of fringe benefits. "Cause" is defined in the agreement as: Ms. Depoian's (i) theft from or fraud on Champps; (ii) conviction of a felony or crime of moral turpitude; (iii) willful violation of the terms of the agreement; (iv) conscious disregard or neglect of her duties or (v) willful and demonstrated unwillingness to perform her duties under the agreement.

Indemnification Agreements

         Champps has entered into Indemnification Agreements with certain of the executive officers of Champps and members of the Board who are not officers of Champps (the "Indemnitees"), pursuant to which Champps has agreed to advance expenses and indemnify such Indemnitees against certain liabilities incurred in connection with their services as executive officers and/or directors of Champps, and in connection with their services as executive officers and/or directors. In the event of a proceeding brought against an Indemnitee by or in the right of Champps, such Indemnitee shall not be entitled to indemnification if such Indemnitee is adjudged to be liable to Champps, or if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by Champps in such event if, and only to the extent determined by the Court of Chancery of the State of Delaware, or another court in which such proceeding is brought or is pending.

Stock Performance Graph

         The following graph provides a comparison of cumulative total stockholder return for the period from July 15, 1997 (the date on which the Common Stock was first publicly traded) through July 1, 2001, among Champps; the Russell 3000 Index; and the Cheesecake Factory, Inc., BUCA, Inc., P.F. Changs

China Bistro, Inc., Landry's Seafood Restaurant, Inc. and Rare Hospitality International, Inc. (the "Peer Group"). The returns of each issuer in the foregoing Peer Group have been weighted according to the respective company's market capitalization as of the beginning of the period. The stock performance graph assumes an investment of $100 in each of Champps and the two indexes, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance.


COMPANY/INDEX/MARKET                     7/15/1997     6/26/1998      6/25/1999      7/2/2000        7/1/2001
--------------------                     ---------     ---------      ---------      --------        --------

Champps Entertainment Inc.                  100.00         91.96          53.57         76.79          145.00
Peer Group                                  100.00        103.48         105.86        127.83          186.00
Russell 3000 Index                          100.00        119.44         142.18        153.91          130.90

Compensation Committee Report

         The Compensation Committee reviews and approves compensation levels for Champps' executive officers and oversees and administers Champps' executive compensation programs. All members of the Compensation Committee, listed at the end of this report, are non-employee directors who are not eligible to participate in the compensation programs that the Compensation Committee oversees except for option grants. See "Directors' Compensation."

Philosophy

         The Compensation Committee believes that the interests of Champps' stockholders are best served when compensation is directly aligned with Champps' financial performance. Therefore, the Compensation Committee has approved overall compensation programs that award a competitive base salary, and encourage exceptional performance through meaningful incentive awards, both short and long term, which are tied to Champps' performance.

Responsibilities

         The responsibilities of the Compensation Committee include:

         o developing compensation programs that are consistent with and are linked to Champps' strategy;

         o assessing the performance of and determining an appropriate compensation package for the Chief Executive Officer; and

         o ensuring that compensation for the other executive officers reflects individual, team, and Champps' performance appropriately.

Purpose

         Champps' executive compensation programs are designed to:

         o  attract, retain, and motivate key executive officers;

         o link the interests of executive officers with stockholders by encouraging stock ownership;

         o support Champps' goal of providing superior value to its stockholders and customers; and

        o provide appropriate incentives for executive officers, based on achieving key operating and organizational goals.

         The Compensation Committee believes that Champps' executive compensation policies should be reviewed during the first quarter of the fiscal year when the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with Champps' financial performance, its business plan and its position within the restaurant industry, as well as the compensation policies of similar companies in the restaurant business. The compensation of individual executives is reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

         In setting and reviewing compensation for the executive officers, the Compensation Committee considers a number of different factors designed to assure that compensation levels are properly aligned with Champps' business strategy, corporate culture and operating performance. Among the factors considered are the following:

                  Comparability -- The Compensation Committee considers the compensation packages of similarly situated executives at companies deemed comparable to Champps. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

                  Pay for Performance -- The Compensation Committee believes that compensation should in part be directly linked to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee relies on cash bonuses, which are determined on the basis of certain objective criteria and recommendations of the Chief Executive Officer.

                  Equity Ownership -- The Compensation Committee believes that equity-based, long-term compensation aligns executives' long-range interests with those of the stockholders. These long-term incentive programs are reflected in Champps' stock option plan. The Compensation Committee believes that significant stock ownership is a major incentive in building stockholder value and reviews grants of options with that goal in mind.

                  Qualitative Factors -- The Compensation Committee believes that in addition to corporate performance and specific business unit performance, in setting and reviewing executive compensation it is appropriate to consider the personal contributions that a particular individual may make to the overall success of Champps. Such qualitative factors as leadership skills, planning initiatives and employee development have been deemed to be important qualitative factors to take into account in considering levels of compensation.

Annual Cash Compensation

         Annual cash compensation for the executive officers consists of a base salary and a variable, at-risk incentive bonus under Champps' Management Annual Incentive Plan.

         It is Champps' general policy to pay competitive base compensation to its executive officers. The Compensation Committee annually reviews and, if appropriate, adjusts executive officers' base salaries. In making individual base salary recommendations, the Compensation Committee considers the executive's experience, management and leadership ability and technical skills; his or her compensation history; as well as the performance of Champps as a whole and, where applicable, the performance of specific business units.

         Under the Management Annual Incentive Plan, each executive is assigned a target incentive award. This incentive award, or some portion thereof, is awarded by the Compensation Committee in its discretion based on its assessment of a combination of four factors: Champps' overall performance; business unit performance; attainment of predetermined individual goals; and the level of personal/leadership impact. This evaluation process is not strictly quantitative, but is largely based on qualitative judgments made by the Chief Executive Officer, with the concurrence of the Compensation Committee, related to individual, team, and Champps' performance.

Chief Executive Officer Compensation

         On June 24, 1999, Mr. Baumhauer was hired by Champps as President and Chief Executive Officer and in August 1999 was elected as a director and was appointed Chairman of the Board of Directors. At the recommendation of the Compensation Committee, Champps entered into an employment contract with Mr. Baumhauer, which was subsequently amended as of September 28, 2000, as disclosed elsewhere in this proxy statement. In determining compensation payable under the terms of Mr. Baumhauer's employment contract, the Compensation Committee considered Mr. Baumhauer's experience and reputation in the restaurant industry.

         The Compensation Committee believes that Mr. Baumhauer's compensation is appropriate in light of the significant progress made by the Company under Mr. Baumhauer's leadership since July 1999 in improving operating results, including the opening of new restaurants, positive comparable same-store sales, significant improvement in operating margins, and the resolution of several contingent liabilities the Company had retained after the disposition of several predecessor businesses. The Compensation Committee was guided in its action by the objectives of making sure Mr. Baumhauer's interests are aligned with the interests of the Company's shareholders, of ensuring Mr. Baumhauer's commitment to the execution of the Company's expansion strategy beyond the initial time horizon of his original employment contract with the Company, and of putting the Company in the best position to capitalize on the strong market position of the Champps concept.

Compensation of Other Officers

         Champps' executive compensation program for other executive officers is described above, although the corporate business unit and individual performance goals and the relative weighting of the quantitative performance factors described above varies, depending upon the responsibilities of particular officers.

                                  Timothy R. Barakett
                                  James Goodwin
                                  Nathaniel Rothschild
                                  Alan D. Schwartz

Compensation Committee Interlocks

         Alan D. Schwartz, a director of Champps who is also a member of the Compensation Committee, is Senior Managing Director-Corporate Finance of Bear Stearns & Co., Inc. In the past Bear Stearns and its affiliates have provided financial advisory and financing services to Champps and have received fees and reimbursement of expenses for rendering such services.

         Timothy R. Barakett, who is also a member of the Compensation Committee, is Chairman and Managing Member of Atticus Capital, L.L.C., Chairman and Chief Executive Officer of Atticus Management, Ltd., and Managing Member of Atticus Holdings L.L.C. As disclosed elsewhere in this proxy statement, Mr. Barakett may also be deemed the beneficial owner of 3,357,006 shares of Common Stock, or approximately 27.81% of all Common Stock outstanding.

         Nathaniel Rothschild, a director of Champps who is also a member of the Compensation Committee, is the President of Atticus Capital, L.L.C.

         James Goodwin is also a member of the Compensation Committee. In connection with Mr. Goodwin's appointment to Champps' Board of Directors, Atticus Capital, L.L.C. entered into an agreement with Mr. Goodwin which provides that Atticus Capital, L.L.C. will pay to Mr. Goodwin an amount equal to five percent of the proceeds above $4.875 per share of Common Stock realized by Atticus Partners, L.P., Atticus Qualified Partners, L.P. and Atticus International, Ltd. upon the sale or disposition of shares of Common Stock beneficially owned by them.

Audit Committee Report

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of Champps' audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) in a letter dated August 20, 2001 and has discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors' provision of tax preparation services and other non-audit services to the Company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended July 1, 2001, for filing with the SEC.

                    Submitted by the Champps Entertainment, Inc. Audit Committee James Goodwin - Chairman
                    Timothy R. Barakett
                    Stephen F. Edwards

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Champps' executive officers, directors and persons who own more than 10% of a registered class of Champps' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies to Champps.

         Based upon a review of the reports furnished to Champps and representations made to Champps by its officers and directors, Champps believes that, during fiscal year 2001, its officers, directors and its 10% beneficial owners, complied with all applicable reporting requirements.


                                    AUDITORS

         The Board of Directors appointed the firm of Arthur Andersen, LLP as auditors of Champps for fiscal year 2001.


Audit Fees

         During fiscal year 2001 the Company was billed the following fees by its current auditors, Arthur Andersen, LLP, and by its former auditors, Deloitte & Touche, LLP:

Audit Fees

         The aggregate fees for professional services rendered in connection audit services including the audit of the Company's annual financial statements for fiscal year 2001 and the review of the Company's quarterly financial statement included in its Quarterly Reports on Form 10-Q were estimated at $111,512 for fiscal year 2001.

All Other Fees

         The aggregate fees billed for tax-related services, for services related to the audit of the Company's 401(k) plan and for all other non-audit services preformed during fiscal year 2001 were estimated at $197,117.


                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by Champps. In addition, Champps will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding stock in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners. Solicitations may further be made by officers and regular employees of Champps, without additional compensation, by use of the mails, personal interview, telephone or telegraph.


                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Stockholders who want to have a proposal included in the Company's proxy statement for next year's annual meeting of stockholders must send the proposal to Champps for a receipt date of no later than August 8, 2002. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: the Secretary of Champps at the principal executive offices of Champps located at 5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111.

         Stockholders who want to present business for action at the 2002 annual meeting of stockholders, other than proposals they request to have included in the Company's proxy statement for next year's annual meeting, must comply with the requirements set forth in Champps' By-laws. Champps' By-laws provide that any stockholder of record wishing to have such a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws of Champps at its principal executive office, not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the Anniversary Date, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day after public disclosure of the date of such meeting. Proxies solicited by the Board of Directors may, under certain circumstances prescribed in Rule 14a-4 of the Exchange Act, be voted in accordance with the discretion of the proxy holders with respect to stockholder proposals presented at the next annual meeting of stockholders (other than proposals included in Champps' proxy statement).


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter to be presented for action at the annual meeting of stockholders; however, if any other matter is properly presented it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

         THIS PROXY STATEMENT IS ACCOMPANIED BY CHAMPPS' ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 2001. ADDITIONAL INFORMATION IS CONTAINED IN CHAMPPS' ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 1, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. CHAMPPS WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CHAMPPS ENTERTAINMENT, INC., 5619 DTC PARKWAY, SUITE 1000, ENGLEWOOD, COLORADO 80111.


                                    DONNA L. DEPOIAN
                                    Secretary
October 22, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

         The Board of Directors (the "Board") of Champps Entertainment, Inc. (the "Company") shall appoint the Audit Committee (the "Audit Committee") which should be constituted and have the responsibility and authority as described herein.

Composition

         The Audit Committee shall meet the size, independence and experience requirements of the National Association of Securities Dealers, Inc., as may be in effect from time to time.

Responsibility

         The Audit Committee's primary responsibility shall be to assist the Board in monitoring the integrity of the financial statements of the Company and the independence of the Company's external auditors.

         In carrying out its responsibility, the Audit Committee shall undertake the following activities:

                  1. Recommend to the Board, in advance of the annual meeting of the stockholders, the appointment of the independent auditor to audit the books, records and accounts of the Company. Such independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders.

                  2. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

                  3. Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

                  4. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit and approve the proposed fee for the audit and approve any required special services.

                  5. Discuss with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such discussion should include:

                           (a) Any difficulties encountered in the course of the
                  audit work, including any restrictions on the scope of activities or access to required information.

                           (b) Any changes recommended in the planned scope of
                  the internal audit.

                           (c) The internal audit department responsibilities,
                  budget and staffing.

                  6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

                  7. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

                  8. Read and discuss the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

                  9. Read and discuss the Company's quarterly financial statements with the independent auditor and management prior to the filing of the Company's Form 10-Q with the Securities and Exchange Commission ("SEC") or the release of quarterly earnings.

                  10. Discuss with the independent auditor and management the acceptability and quality of accounting principles and underlying estimates in the financial statements on both an annual and quarterly basis.

                  11. Discuss major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

                  12. Meet periodically with management to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

                  13. Read and discuss the significant reports to management prepared by the internal auditing department and management's responses.

                  14. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

                  15. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                  16. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

                  17. Review and reassess the adequacy of this Charter annually.

         The Audit Committee shall meet at least four times a year and make a report to the Board following each meeting. The Audit Committee shall have the authority to retain special legal, accounting or other advisors as it deems necessary.

         While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                               FORM OF PROXY CARD


                                   DETACH HERE

                                      PROXY

                           CHAMPPS ENTERTAINMENT, INC.

                                5619 DTC Parkway
                                   Suite 1000
                               Englewood, Colorado

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS


     The undersigned stockholder of Champps Entertainment, Inc. (the "Company") hereby appoints William H. Baumhauer, President, and Donna L. Depoian, Secretary, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on October 12, 2001 at the Annual Meeting of Stockholders to be held on December 5, 2001 and any adjournments or postponements thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. The undersigned's vote will be cast in accordance with the proxies' discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

CHAMPPS ENTERTAINMENT, INC.
c/o American Stock Transfer & Trust Company
6201 Fifteenth Avenue
Brooklyn, N.Y. 11219















                                ~/Please Detach and Mail in the Envelope Provided~/
--------------- ---------------------------------- ----------------------------------- -------------------- ------------------------


                 Please mark your
                 Votes as in this
                 Example



                   FOR    WITHHOLD
                  BOTH    FROM BOTH                         Nominees:                 THIS  PROXY  WHEN  PROPERLY  EXECUTED  WILL BE
                                                                                  VOTED AS  DIRECTED.  IF NO DIRECTION IS GIVEN WITH
  1. Proposal to                                        (1) William H.            RESPECT TO A PARTICULAR PROPOSAL,  THIS PROXY WILL
     elect the                                          Baumhauer                 BE VOTED IN  ACCORDANCE  WITH THE  RECOMMENDATIONS
     persons at right as Class II Directors:                                      OF  THE  BOARD  OF  DIRECTORS.  The  undersigned's
                                                        (2) Nathaniel             vote will be cast in accordance  with the proxies'
                                                        Rothschild                discretion on such other  business as may properly
                                                                                  come before the meeting or at any  adjournments or
                                                                                  postponements thereof.

                                                                                      PLEASE  MARK,  DATE,  SIGN,  AND  RETURN  THIS
                                                                                  PROXY   CARD   PROMPTLY,    USING   THE   ENCLOSED
             ______________________________________________                       ENVELOPE.  NO  POSTAGE  IS  REQUIRED  IF MAILED IN
             WITHHELD AS TO THE NOMINEE NOTED                                     THE UNITED STATES.
             ABOVE

                                                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


     Signature:                         Date:               Signature:                                  Date:

     NOTE::  Please Sign exactly as your name appears hereon.  Joint owners should each sign.  Executors, administrators, trustees, guardians or other fiduciaries should give full title as such.  If signing for a corporation, please sign in full corporate name by a duly authorized officer.


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